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EXHIBIT 99.8

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.	Case No. 02-1611 & 02-11612 Reporting Period: October 31, 2002

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Yes
Copies of bank statements		Yes
Cash disbursements journals		Yes
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		Yes
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes
Listing of aged accounts payable		Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ W.R. Smedberg Signature of Authorized Individual*	December 6, 2002 Date

William R. Smedberg Printed Name of Authorized Individual	Executive Vice President Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR (9/99)

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
SCHEDULE OF CASH RECEIPT AND DISBURSEMENTS
OCTOBER 2002

	OCTOBER 2002
	Network Access Solutions Corporation	NASOP, Inc.	TOTAL
Receipts:
NWS	2,766,445	94,695	2,861,140
NIS	—	—	—
NASOP	—	1,079,305	1,079,305
Other	133,555	—	133,555

Total Receipts	2,900,000	1,174,000	4,074,000

COGS Expenditures:
Covad	—	963,529	963,529
Verizon	1,280,000	—	1,280,000
Level 3	145,284	—	145,284
WCOM	77,196	—	77,196
ICI	17,280	—	17,280
DSL Equipment	—	—	—
3rd Party Installs	20,255		20,255
Gebran	20,771	—	20,771
Metromedia	7,200	—	7,200
Juniper	—	—	—
Sprint	36,000	—	36,000
SNET	—	—	—
Dominion	12,295	—	12,295
Cogent	3,000	—	3,000
AT&T	7,142	—	7,142

Total COGS Expenditures	1,626,423	963,529	2,589,953

Operating Expenditures:
Wages (ADP)	517,368	135,343	652,710
Commissions (ADP)	36,977	18,298	55,275
Fringe Benefits	89,371	23,379	112,750
Payroll Taxes (ADP)	33,057	8,648	41,705
Telecom	8,682	—	8,682
Travel	8,672	—	8,672
Agent Commissions	8,801	—	8,801
Postage, Delivery & Printing	12,626	6,248	18,873
Professional Accounting	10,894	—	10,894
Professional Legal (Shaw Pittman)	82,903	—	82,903
Aliant	46,072	22,799	68,870
Collections	22	11	33
Temporary & Casual Labor	7,382	—	7,382
Telecom — Voice/Data	58,371	—	58,371
Rent — Office Base	51,522	13,478	65,000
Rent — Office Other	3,370	—	3,370
Rent — Equipment Rents & Leases	9,910	—	9,910
Repairs & Maintenance	35,430	—	35,430
Supplies & Expensed Equipment	4,137	—	4,137
Bank Charges	4,926	1,662	6,587
Insurance-Liability	27,272	—	27,272
Payroll Processing Services	1,578	—	1,578
Customer Refunds	13,972	—	13,972
Creditor Committee — Legal Fees	51,319	25,396	76,715
Creditor Committee — Bankruptcy Misc.	13,675	6,767	20,442
UST Fees	7,500	5,000	12,500
Claims Agent	2,412	1,194	3,606
Sales & Use Taxes	29,639	14,667	44,307
USF	53,517	26,483	80,000
Adequate Protection Payment	210,000	—	210,000
Various Capex	6,852	—	6,852

TOTAL EXPENDITURES	3,074,651	1,272,901	4,347,552

NET CASH	(174,651)	(98,901)	(273,552)

*
The Debtors have traditionally prepared their financial information on a consolidated basis. The foregoing schedule has been prepared at the request of the US Trustee's Office. There are certain estimates and assumptions made in preparing the allocation of expenditures between the Debtors that, although considered to be reasonable, may or may not prove to be accurate. Neither the Debtors nor any other person makes any representation or warranty as to the accuracy of such estimates/assumptions.

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
SCHEDULE OF CASH RECEIPT AND DISBURSEMENTS (TRUSTEE FEE CALCULATION)
OCTOBER 2002

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	NAS	NASOP
TOTAL DISBURSEMENTS	$3,074,651	$1,272,901
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$—	$—
PLUS: ESTATE DISBURSEMENTS MADE BY OURSIDE SOURCES (i.e. from escrow account)	$—	$—

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$3,074,651	$1,272,901

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
CASH BALANCES
OCTOBER 31, 2002

	Bank Balance 10/31/02	Book Balance 10/31/02
Bank of America
NASOP, Inc (004124657733)	1,339,135	1,339,135
Network Access Solutions (004124657937)	2,929,994	2,305,471
Network Access Solutions — Benefits (004125389932)	35,526	—
First Union
Concentration (002000008313250)	516,371	516,371
Cash Collateral (002000013845661)	331,656	331,656

ENDING BANK BALANCE	5,152,681	4,492,633

Checks Outstanding (004124657937)		(609,104)
Checks Outstanding (004125389932)		(35,526)
Other Misc. transaction differences		(15,419)

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
OUTSTANDING CHECK LIST
OCTOBER 31, 2002

Check Number	Date Issued	Payee	Amount
35440	12-Jun-02	BANTECH OF OLD BRID	52.80
35445	12-Jun-02	BSC GROUP	60.93
35507	12-Jun-02	NM COMPUTING INC	80.82
35593	27-Jun-02	AT&T WIRELESS SERVI	364.86
35734	15-Jul-02	NM COMPUTING INC	80.82
35756	15-Jul-02	TRYONLINE COMMUNICA	32.04
35935	19-Aug-02	NETWORK COMMUNICATI	40.50
35938	19-Aug-02	NEW ENGLAND TECHNIC	32.04
35939	19-Aug-02	NM COMPUTING INC	80.82
35943	19-Aug-02	PRECISE TECHNOLOGY	286.50
35947	19-Aug-02	ROSE TELECOM	44.28
35959	19-Aug-02	WANLYNX	37.80
36050	29-Aug-02	VERIZON WIRELESS	478.11
36085	5-Sep-02	COMTEL GROUP	184.77
36107	5-Sep-02	INFO TECH SOLUTIONS	51.86
36133	5-Sep-02	NM COMPUTING INC	80.82
36137	5-Sep-02	PRECISE TECHNOLOGY	286.50
36268	2-Oct-02	ADVANCED COMMUNICAT	36.00
36280	2-Oct-02	COMTEL GROUP	184.77
36295	2-Oct-02	INFO TECH SOLUTIONS	51.86
36298	2-Oct-02	ISIS NETWORKS	39.84
36303	2-Oct-02	LANDING TECHNOLOGY	214.74
36306	2-Oct-02	METAPHOR INC	320.04
36311	2-Oct-02	NETWORK INC	139.77
36313	2-Oct-02	NM COMPUTING INC	80.82
36321	2-Oct-02	ROSE TELECOM	44.28
36334	2-Oct-02	Warp Networks	40.77
36359	14-Oct-02	DISTRICT CLERK	260.97
36376	18-Oct-02	GAILLARD, GLEN	149.30
36379	18-Oct-02	HAMMOND, GWEN	279.41
36382	18-Oct-02	JAMES B. SOUTHWORTH	15,977.02
36386	18-Oct-02	PATRICK, DAVID	105.99
36391	21-Oct-02	CHICAGO DEPARTMENT	321.00
36396	21-Oct-02	PA DEPT OF REVENUE	11,215.31
36402	28-Oct-02	E-Z PASS	600.00
36403	28-Oct-02	AAA DISPOSAL SERVIC	679.84
36404	28-Oct-02	ADP INC	450.18
36405	28-Oct-02	ALVAREZ, MICHAEL	180.15
36406	28-Oct-02	AMERICAN BUILDING M	200.00
36407	28-Oct-02	ARCHIBALD, WAYNE	61.50
36408	28-Oct-02	AT&T	14.48
36409	28-Oct-02	AT&T	13.27
36410	28-Oct-02	AT&T	132.86
36411	28-Oct-02	AT&T	1.55
36412	28-Oct-02	AT&T	6,980.03
36413	28-Oct-02	AT&T	1,224.32
36414	28-Oct-02	AT&T WIRELESS SERVI	215.84
36415	28-Oct-02	BROWN, WALTER	201.38
36416	28-Oct-02	COGENT COMMUNICATIO	3,000.00
36417	28-Oct-02	DOMINION TELECOM IN	12,295.06
36418	28-Oct-02	EARTHLINK INC	921.90
36419	28-Oct-02	FARRER, WILLIAM H	264.92
36420	28-Oct-02	FOX ROTHSCHILD O'BR	22,953.61
36421	28-Oct-02	GEBRAN.COM	20,771.00

36422	28-Oct-02	HAMMOND, GWEN	219.10
36423	28-Oct-02	HANNA, RICHARD	213.78
36424	28-Oct-02	INTERMEDIA COMMUNIC	17,280.09
36425	28-Oct-02	JIFFY LUBE	51.76
36426	28-Oct-02	LAROSA, ERMINIO	98.05
36427	28-Oct-02	LUZIO, MICHAEL	386.19
36428	28-Oct-02	METROCALL	676.00
36429	28-Oct-02	METROMEDIA FIBER NE	7,200.00
36430	28-Oct-02	MONETTECH LIMITED C	6,755.00
36431	28-Oct-02	MORRIS, JAMES	269.05
36432	28-Oct-02	PSINET INC	592.56
36433	28-Oct-02	SHAW PITTMAN	82,903.19
36434	28-Oct-02	SMITH, ROBYN	217.64
36435	28-Oct-02	SPRINT	2,014.00
36436	28-Oct-02	SPRINT	44,875.78
36437	28-Oct-02	SPRINT	5,018.72
36438	28-Oct-02	SPRINT	4,686.69
36439	28-Oct-02	UNITED PARCEL SERVI	1,417.52
36440	28-Oct-02	UNIVERSAL SERVICE A	80,000.00
36441	28-Oct-02	UNUM LIFE INSURANCE	7,781.24
36442	28-Oct-02	WASHINGTON POLICY A	9,000.00
36443	28-Oct-02	WORLDWIDE EXPRESS	491.83
36444	28-Oct-02	WRIGHT EXPRESS UNIV	3,125.50
36445	28-Oct-02	XWAVE	68,870.40
36446	30-Oct-02	BANKRUPTCY SERVICES	3,605.71
36447	30-Oct-02	BEYOND THE NETWORK	7,766.00
36448	30-Oct-02	BLUE RIDGE NETWORKS	4,865.87
36449	30-Oct-02	CORPORATION SERVICE	265.00
36450	30-Oct-02	D & B	32.95
36451	30-Oct-02	EARTHLINK INC	921.90
36452	30-Oct-02	EXPERIAN	67.00
36453	30-Oct-02	FANNING, REBECCA	66.30
36454	30-Oct-02	FAST FLEET SYSTEMS	150.00
36455	30-Oct-02	MARCONI COMMUNICATI	27,800.22
36456	30-Oct-02	MARSH USA INC	19,491.00
36457	30-Oct-02	OLM LLC	1,535.00
36458	30-Oct-02	PARCELS INC	8,533.40
36459	30-Oct-02	SOUTHWESTERN BELL I	53,529.16
36460	30-Oct-02	U.S. TRUSTEE	7,500.00
36461	30-Oct-02	U.S. TRUSTEE	5,000.00
36462	30-Oct-02	VERIZON COMMUNICATI	159.00
36463	30-Oct-02	VERIZON WIRELESS	634.10
36464	30-Oct-02	VOLOCOM	333.40
36465	30-Oct-02	PORTE ADVERTISING	11,415.94
36466	30-Oct-02	UNIVERSAL ACCESS IN	5,289.00
36467	31-Oct-02	DISTRICT CLERK	260.97
36468	31-Oct-02	FAMILY SUPPORT PAYM	375.00
36469	31-Oct-02	FLORIDA STATE DISBU	255.50
36470	31-Oct-02	GERALD M. O'DONNELL	180.00
36471	31-Oct-02	NASSAU COUNTY SCU	250.00
36472	31-Oct-02	SPENCER, BRIAN	94.60
36473	31-Oct-02	TREASURER OF VIRGIN	72.76
36474	31-Oct-02	RACHEL BLOUSE	180.24
36475	31-Oct-02	STRAUSS DISCOUNT AU	1,409.69
36476	31-Oct-02	NY STATE CORPORATIO	20.00

TOTAL CHECKS OUTSTANDING (004124657937)			609,103.85

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
CHECK REGISTER / CASH DISBURSEMENT JOURNAL
FOR THE MONTH OF OCTOBER 2002

Check Number	Date Issued	Payee	Amount
Wire	1-Oct-02	COVAD	455,000.00
Wire	1-Oct-02	Level 3	37,598.00
Wire	1-Oct-02	MCI WorldCom	72,642.00
Wire	1-Oct-02	OSG BILLING SERVICE	5,330.97
Wire	1-Oct-02	VERIZON	640,000.00
36265	2-Oct-02	4 YOURTELECOMMUNICA	852.08
36266	2-Oct-02	AAA NETWORKS	32.76
36267	2-Oct-02	AB&T	137.07
36268	2-Oct-02	ADVANCED COMMUNICAT	36.00
36269	2-Oct-02	ADVANCED COMPUTER T	32.40
36270	2-Oct-02	ADVANCED DIGITAL SO	36.54
36271	2-Oct-02	ADVANCED RESEARCH A	46.71
36272	2-Oct-02	ALPHA COMMUNICATION	244.49
36273	2-Oct-02	ALTERNATIVE COMMUNI	84.24
36274	2-Oct-02	ASON, INC	37.02
36275	2-Oct-02	BELTECH COMMUNICATI	96.21
36276	2-Oct-02	BETTER BYTE COMPUTE	177.21
36277	2-Oct-02	BUY TELCO	57.60
36278	2-Oct-02	CBS WHITCOM	87.75
36279	2-Oct-02	COMPLETE NETWORK SO	36.45
36280	2-Oct-02	COMTEL GROUP	184.77
36281	2-Oct-02	CONNECTIVITY SERVIC	150.39
36282	2-Oct-02	CONSULT CITY INTERN	153.09
36283	2-Oct-02	COST MANAGEMENT ASS	78.66
36284	2-Oct-02	CROSSROAD STRATEGIE	51.30
36285	2-Oct-02	CWPS	57.51
36286	2-Oct-02	DANNY WHITE	51.98
36287	2-Oct-02	DECISIVE BUSINESS S	476.28
36288	2-Oct-02	DELTA TELEPHONE	79.02
36289	2-Oct-02	DENNIS J NOLTE	67.74
36290	2-Oct-02	DIGITALEYE DESIGNS	40.50
36291	2-Oct-02	DULLES TECH 3	68,369.65
36292	2-Oct-02	GAYLON COMMUNICATIO	174.96
36293	2-Oct-02	GUERNSEY OFFICE PRO	1,000.00
36294	2-Oct-02	HOME OFFICE SOLUTIO	31.86
36295	2-Oct-02	INFO TECH SOLUTIONS	51.86
36296	2-Oct-02	INTELENET COMMUNICA	40.23
36297	2-Oct-02	INTELLICOMP TECHNOL	97.11
36298	2-Oct-02	ISIS NETWORKS	39.84
36299	2-Oct-02	ITC	304.38
36300	2-Oct-02	JEM CONSULTING	72.18
36301	2-Oct-02	JIVAS TECHNOLOGIES	33.93
36302	2-Oct-02	JP COMMUNICATIONS G	136.29
36303	2-Oct-02	LANDING TECHNOLOGY	214.74
36304	2-Oct-02	MARYLAND TELEPHONE	352.80
36305	2-Oct-02	MASTER TECH PHONE C	41.85
36306	2-Oct-02	METAPHOR INC	320.04
36307	2-Oct-02	MIT GROUP	476.82
36308	2-Oct-02	MS NETWORK SOLUTION	128.25
36309	2-Oct-02	NEOSYNAPSE	33.30
36310	2-Oct-02	NETEX INC	281.97
36311	2-Oct-02	NETWORK INC	139.77
36312	2-Oct-02	NETWORK RESOURCES	46.08

36313	2-Oct-02	NM COMPUTING INC	80.82
36314	2-Oct-02	NSI	48.15
36315	2-Oct-02	OLMEC SYSTEMS INC	35.64
36316	2-Oct-02	POTOMAC UNITED NETW	69.93
36318	2-Oct-02	PREMIER TELECOMMUNI	140.04
36319	2-Oct-02	RAVEN TECHNOLOGIES	162.81
36320	2-Oct-02	RIMENET LLC	32.22
36321	2-Oct-02	ROSE TELECOM	44.28
36322	2-Oct-02	ROUTERDOG	49.41
36323	2-Oct-02	SMALLBIZMANAGER.COM	96.84
36324	2-Oct-02	SNORING DOG PRODUCT	45.63
36325	2-Oct-02	SOLVE RIME TECH	248.58
36326	2-Oct-02	SYSTEMS SOLUTIONS I	32.04
36327	2-Oct-02	TECHNOLOGY SYSTEMS	66.51
36328	2-Oct-02	TELESOLUTIONS	78.12
36329	2-Oct-02	TELESOURCE	270.99
36330	2-Oct-02	TORNADO COMPUTER SY	84.87
36331	2-Oct-02	TRI NET SYSTEMS INC	44.82
36332	2-Oct-02	UNICOM	203.67
36333	2-Oct-02	V-LINK	345.00
36334	2-Oct-02	Warp Networks	40.77
36335	2-Oct-02	Weber Systems	134.37
Wire	4-Oct-02	Bank of America	18,667.68
36336	7-Oct-02	NOVA DELIVERY	23.50
36337	9-Oct-02	BRITISH COMMONWEALT	68.22
36338	9-Oct-02	CHASE HOME FUNDING	99.10
36339	9-Oct-02	COLIMORE AND CLARK	55.17
36340	9-Oct-02	CTT INC	485.97
36341	9-Oct-02	DMD FINANCIAL INC.	187.00
36342	9-Oct-02	ERVIN LEASING COMPA	766.98
36343	9-Oct-02	ERVIN LEASING COMPA	766.98
36344	9-Oct-02	EXCHANGE INSURANCE	430.12
36345	9-Oct-02	GUARDIAN	6,042.79
36346	9-Oct-02	HAMMOND, GWEN	397.31
36347	9-Oct-02	HEALTHCARE RECOVERI	1,598.27
36348	9-Oct-02	KEITH & SCHNARS, PA	141.50
36349	9-Oct-02	KEY EQUIPMENT FINAN	8,000.00
36350	9-Oct-02	KOTLIKOFF LITTLEFIE	29.58
36351	9-Oct-02	MJD PATIENT COMMUNI	110.15
36352	9-Oct-02	NICK'S AUTO REPAIR	1,000.28
36353	9-Oct-02	NUTECH	317.35
Wire	9-Oct-02	PARADYNE CORPORATIO	1,203.48
36354	9-Oct-02	RICHMOND CHRISTIAN	80.00
36355	9-Oct-02	RN ROUSE & COMPANY	1,278.68
36356	9-Oct-02	SCRAPWARE CORP	36.50
36357	9-Oct-02	SIEMENS BUILDING TE	2,456.18
36358	9-Oct-02	WEST POINT PRODUCTS	54.23
36359	14-Oct-02	DISTRICT CLERK	260.97
36360	14-Oct-02	FAMILY SUPPORT PAYM	375.00
36361	14-Oct-02	FLORIDA STATE DISBU	255.50
36362	14-Oct-02	GERALD M. O'DONNELL	180.00
36363	14-Oct-02	NASSAU COUNTY SCU	250.00
36364	14-Oct-02	TREASURER OF VIRGIN	291.05
Wire	15-Oct-02	ADP INC	318,503.26
Wire	15-Oct-02	ADP INC	20,372.26
Wire	15-Oct-02	Bank of America	24,706.23
36365	15-Oct-02	CARMEN MARGIE MARCI	121.91
Wire	15-Oct-02	COVAD COMMUNICATION	455,000.00

Wire	15-Oct-02	LEVEL 3 COMMUNICATI	72,642.00
Wire	15-Oct-02	MASS MUTUAL LIFE	20,857.22
Wire	15-Oct-02	MCI WORLDCOM COMMUN	39,598.00
Wire	15-Oct-02	VERIZON	640,000.00
Wire	17-Oct-02	GE CAPITAL	79,800.00
36367	18-Oct-02	ADP INC	1,127.42
36368	18-Oct-02	ASCOM HASLER MAILIN	225.72
36369	18-Oct-02	AUST, JONATHAN	851.53
36370	18-Oct-02	AUST, STEVE	773.90
36371	18-Oct-02	BANKRUPTCY SERVICES	3,996.05
36372	18-Oct-02	BEYOND THE NETWORK	20,427.40
36373	18-Oct-02	CORPORATION SERVICE	265.00
36374	18-Oct-02	DOERNER & GOLDBERG	1,560.75
36375	18-Oct-02	FOX ROTHSCHILD O'BR	53,761.59
36376	18-Oct-02	GAILLARD, GLEN	149.30
36377	18-Oct-02	GLOBAL IMAGING SYST	2,817.32
36378	18-Oct-02	GRAYBAR ELECTRIC CO	467.00
36379	18-Oct-02	HAMMOND, GWEN	279.41
36380	18-Oct-02	IEROPOLI, MARCIE	173.70
36381	18-Oct-02	IRON MOUNTAIN OFF-S	745.60
36382	18-Oct-02	JAMES B. SOUTHWORTH	15,977.02
36383	18-Oct-02	MERRILL COMMUNICATI	1,430.00
36384	18-Oct-02	NONSTOP SERVICE CEN	669.11
36385	18-Oct-02	OLM LLC	1,535.00
36386	18-Oct-02	PATRICK, DAVID	105.99
36387	18-Oct-02	PIPER RUDNICK	130.00
36388	18-Oct-02	PRICE WATERHOUSE CO	10,893.60
36389	18-Oct-02	QC2 LLC	13,500.00
36390	18-Oct-02	UNITED PARCEL SERVI	601.77
36391	21-Oct-02	CHICAGO DEPARTMENT	321.00
36392	21-Oct-02	COMMISSIONER OF REV	2,402.72
36393	21-Oct-02	DELAWARE SECRETARY	107.20
36400	21-Oct-02	DELAWARE SECRETARY	107.20
36395	21-Oct-02	MASS DEPT OF REVENU	5,143.61
Wire	21-Oct-02	OSG BILLING SERVICE	5,856.94
36396	21-Oct-02	PA DEPT OF REVENUE	11,215.31
36401	21-Oct-02	PA DEPT OF REVENUE	11,076.23
36398	21-Oct-02	STATE OF NEW JERSEY	13,638.32
36399	21-Oct-02	VA DEPT OF REVENUE	10.09
Wire	25-Oct-02	Lucent	130,200.00
36403	28-Oct-02	AAA DISPOSAL SERVIC	679.84
36404	28-Oct-02	ADP INC	450.18
36405	28-Oct-02	ALVAREZ, MICHAEL	180.15
36406	28-Oct-02	AMERICAN BUILDING M	200.00
36407	28-Oct-02	ARCHIBALD, WAYNE	61.50
36408	28-Oct-02	AT&T	14.48
36409	28-Oct-02	AT&T	13.27
36410	28-Oct-02	AT&T	132.86
36411	28-Oct-02	AT&T	1.55
36412	28-Oct-02	AT&T	6,980.03
36413	28-Oct-02	AT&T	1,224.32
36414	28-Oct-02	AT&T WIRELESS SERVI	215.84
36415	28-Oct-02	BROWN, WALTER	201.38
36416	28-Oct-02	COGENT COMMUNICATIO	3,000.00
36417	28-Oct-02	DOMINION TELECOM IN	12,295.06
36418	28-Oct-02	EARTHLINK INC	921.90
36402	28-Oct-02	E-Z PASS	600.00
36419	28-Oct-02	FARRER, WILLIAM H	264.92

36420	28-Oct-02	FOX ROTHSCHILD O'BR	22,953.61
36421	28-Oct-02	GEBRAN.COM	20,771.00
36422	28-Oct-02	HAMMOND, GWEN	219.10
36423	28-Oct-02	HANNA, RICHARD	213.78
36424	28-Oct-02	INTERMEDIA COMMUNIC	17,280.09
36425	28-Oct-02	JIFFY LUBE	51.76
36426	28-Oct-02	LAROSA, ERMINIO	98.05
36427	28-Oct-02	LUZIO, MICHAEL	386.19
36428	28-Oct-02	METROCALL	676.00
36429	28-Oct-02	METROMEDIA FIBER NE	7,200.00
36430	28-Oct-02	MONETTECH LIMITED C	6,755.00
36431	28-Oct-02	MORRIS, JAMES	269.05
36432	28-Oct-02	PSINET INC	592.56
36433	28-Oct-02	SHAW PITTMAN	82,903.19
36434	28-Oct-02	SMITH, ROBYN	217.64
36435	28-Oct-02	SPRINT	2,014.00
36436	28-Oct-02	SPRINT	44,875.78
36437	28-Oct-02	SPRINT	5,018.72
36438	28-Oct-02	SPRINT	4,686.69
36439	28-Oct-02	UNITED PARCEL SERVI	1,417.52
36440	28-Oct-02	UNIVERSAL SERVICE A	80,000.00
36441	28-Oct-02	UNUM LIFE INSURANCE	7,781.24
36442	28-Oct-02	WASHINGTON POLICY A	9,000.00
36443	28-Oct-02	WORLDWIDE EXPRESS	491.83
36444	28-Oct-02	WRIGHT EXPRESS UNIV	3,125.50
36445	28-Oct-02	XWAVE	68,870.40
Wire	30-Oct-02	ADP INC	314,921.15
Wire	30-Oct-02	ADP INC	55,316.70
Wire	30-Oct-02	ADP INC	21,332.75
Wire	30-Oct-02	Bank of America	20,876.02
36446	30-Oct-02	BANKRUPTCY SERVICES	3,605.71
36447	30-Oct-02	BEYOND THE NETWORK	7,766.00
36448	30-Oct-02	BLUE RIDGE NETWORKS	4,865.87
36449	30-Oct-02	CORPORATION SERVICE	265.00
36450	30-Oct-02	D & B	32.95
36451	30-Oct-02	EARTHLINK INC	921.90
36452	30-Oct-02	EXPERIAN	67.00
36453	30-Oct-02	FANNING, REBECCA	66.30
36454	30-Oct-02	FAST FLEET SYSTEMS	150.00
36455	30-Oct-02	MARCONI COMMUNICATI	27,800.22
36456	30-Oct-02	MARSH USA INC	19,491.00
Wire	30-Oct-02	MASS MUTUAL LIFE	21,599.80
36457	30-Oct-02	OLM LLC	1,535.00
36458	30-Oct-02	PARCELS INC	8,533.40
36465	30-Oct-02	PORTE ADVERTISING	11,415.94
36459	30-Oct-02	SOUTHWESTERN BELL I	53,529.16
36460	30-Oct-02	U.S. TRUSTEE	7,500.00
36461	30-Oct-02	U.S. TRUSTEE	5,000.00
36466	30-Oct-02	UNIVERSAL ACCESS IN	5,289.00
36462	30-Oct-02	VERIZON COMMUNICATI	159.00
36463	30-Oct-02	VERIZON WIRELESS	634.10
36464	30-Oct-02	VOLOCOM	333.40
ACH	31-Oct-02	Bank of America	6,587.31
36467	31-Oct-02	DISTRICT CLERK	260.97
36468	31-Oct-02	FAMILY SUPPORT PAYM	375.00
36469	31-Oct-02	FLORIDA STATE DISBU	255.50
36470	31-Oct-02	GERALD M. O'DONNELL	180.00
36471	31-Oct-02	NASSAU COUNTY SCU	250.00

36476	31-Oct-02	NY STATE CORPORATIO	20.00
Wire	31-Oct-02	OSG	5,150.93
Wire	31-Oct-02	PARADYNE	5,648.36
36474	31-Oct-02	RACHEL BLOUSE	180.24
36472	31-Oct-02	SPENCER, BRIAN	94.60
36475	31-Oct-02	STRAUSS DISCOUNT AU	1,409.69
36473	31-Oct-02	TREASURER OF VIRGIN	72.76

TOTAL CASH DISBURSEMENTS FOR OCTOBER 2002			4,347,552.09

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
STATEMENT OF OPERATIONS
OCTOBER 31, 2002

	Network Access Solutions Corporation	NASOP, Inc.	TOTAL
REVENUE	$2,446,107	$1,290,447	$3,736,554
COST OF GOOD SOLD	$1,765,386	$777,138	$2,542,524

GROSS PROFIT	$680,720	$513,309	$1,194,030

OPERATING EXPENSES
Wages	533,687	139,612	673,299
Commissions	47,075	23,295	70,370
Fringe Benefit Allocation	12,908	3,377	16,285
Payroll Taxes Allocation	32,401	8,476	40,877

Total Compensation & Benefits	$626,070	$174,760	$800,830

Telecom	4,939	—	4,939
Employee Lines	6,500	—	6,500
Travel	15,823	—	15,823

Total Employee-Based Expenses	$27,261	$—	$27,261

Marketing	16,256	—	16,256
Postage, Delivery & Printing	15,904	—	15,904
Professional — Accounting	15,797	7,817	23,614
Professional — Legal	26,228	12,979	39,207
Professional — Collections	—	—	—
Professions — Cust. Care	45,710	22,620	68,330
Professions — Other	7,557	3,739	11,296
Temporary and Casual Labor	—	—	—
Transfer Agent Fees	1,000	—	1,000
Employee Meetings and Promotions	676	—	676
Telecom — Voice/Data	29,047	—	29,047
Rent — Office Base	58,114	15,203	73,317
Rent — Office Other	2,797	732	3,528
Rent — Equipment Rents & Leases	2,636	—	2,636
Repairs & Maintenance	(13,579)	—	(13,579)
Supplies & Expensed Equipment	8,864	—	8,864

Total Cost Center Specific Expenses	$217,007	$63,090	$280,097

Bank Charges	17,830	—	17,830
Insurance-Liability	57,840	—	57,840
Franchise Taxes, Licenses & Permits	(97)	—	(97)
Payroll Processing Services	1,165	—	1,165
Taxes — Property	61,167	—	61,167

Total Overhead Expenses	$137,904	$—	$137,904

Total Selling, general and administrative	$1,008,244	$237,849	$1,246,093

EBITDA BEFORE RESTRUCTURING COSTS	$(327,523)	$275,460	$(52,063)
RESTRUCTURING COSTS
Legal	66,896	33,104	100,000
US Trustee	7,500	5,000	12,500
Porte Advertising	7,637	3,779	11,416
Bankruptcy Services	5,085	2,516	7,602
SSG Capital	15,261	7,552	22,813

Total Restructuring Costs	$102,379	$51,951	$154,331

EBITDA AFTER RESTRUCTURING COSTS	$(429,902)	$223,508	$(206,394)
Amortization	19,826	187,116	206,942
Depreciation	38,469	—	38,469

EBIT	$(488,198)	$36,392	$(451,806)
Interest Income	2,533	—	2,533
Interest Expense	(2,516)	—	(2,516)
Taxes — Income	(17,892)	—	(17,892)

Net Income (Loss)	$(506,073)	$36,392	$(469,681)

Preferred stock dividends	431,507	—	431,507
Net Income (Loss) applicable to common stockholders	$(937,580)	$36,392	$(901,188)

** The Debtors have traditionally prepared their financial information on a consolidated basis. The foregoing schedule has been prepared at the request of the US Trustee's Office. There are certain estimates and assumptions made in preparing the allocation of expenditures between the Debtors that, although considered to be reasonable, may or may not prove to be accurate. Neither the Debtors nor any other person makes any representation or warranty as to the accuracy of such estimates/assumptions.

** Nothing herein is intended as an admission as to the nature of any debt including, but not limited to, whether an obligation is a lease or secured transaction

NETWORK ACCESS SOLUTIONS CORPORATION & NASOP, INC.
BALANCE SHEET
OCTOBER 31, 2002

	Network Access Solutions Corporation	NASOP, Inc.	TOTAL
ASSETS
Current assets:
Cash and cash equivalents	$2,821,842	$1,339,135	$4,160,977
Accounts receivable	5,387,907	5,292,230	10,680,137
Allowance for doubtful accounts	(2,127,727)	(3,138,040)	(5,265,767)

Total accounts receivable	3,260,180	2,154,190	5,414,370
Inventory	33,669	—	33,669
Prepaid and other current assets
Deferred promotions	—	—	—
Prepaid insurance	265,195	—	265,195
Deposits	33,631	—	33,631
Other Receivables	—	—	—
Prepaid rent	—	—	—
Prepaid advertising	—	—	—
Prepaid maintenance & support	58,625	—	58,625
Prepaid other	(22,711)	—	(22,711)

Total prepaid and other current assets	334,740	—	334,740
Property and equipment, cost	93,412,468	—	93,412,468
Property and equipment, accumulated depreciation	(72,568,536)	—	(72,568,536)

Total Property and Equipment, net	20,843,932	—	20,843,932
Restricted cash	331,656	—	331,656
Deposits and other noncurrent assets	727,923	—	727,923
Income tax receivable	—	—	—
Identifiable intangibles / Goodwill	436,174	4,677,905	5,114,079

Total assets	$28,790,117	$8,171,229	$36,961,346

LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK, AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$18,126,382	$—	$18,126,382
Accrued expense
Accrued telecom	7,557,083	—	7,557,083
Accrued commissions	86,811	—	86,811
Accrued taxes	2,337,954	—	2,337,954
Accrued compensation	—	—	—
Accrued inventory staging	—	—	—
Accrued employee stock purchase plan	(5,905)	—	(5,905)
Accrued capital lease	—	—	—
Accrued other	14,832,654	—	14,832,654

Total accrued expense	24,808,597	—	24,808,597
Interco-Due to/fr NAS	(4,627,133)	4,627,133	—
Deferred compensation liability	—	—	—
Captial lease obligations	28,744,805	—	28,744,805
Other current liabilities (deferred charges)	—	—	—
Deferred revenue	678,657	674,017	1,352,674
SBC,Interconnx, Covad and Covington note payable	6,097,657	579,533	6,677,190
Ascend line of credit	2,321,088	—	2,321,088

Total other liabilities	33,215,075	5,880,682	39,095,757
Total liabilities	76,150,054	5,880,682	82,030,736
Commitments and contingencies:
Series B mandatorily redeemable preferred stock	88,923,285	—	88,923,285
Stockholders' equity:
Common stock	62,250	—	62,250
Additional paid-in-capital	185,566,926	—	185,566,926
Accumulated other comprehensive income	6,493	—	6,493
Deferred compensation on employee stock options	—	—	—
Accumulated deficit	(319,964,921)	2,290,545	(317,674,376)
Less treasury stock, at cost	(1,953,968)	—	(1,953,968)

Total stockholders' equity	(136,283,220)	2,290,545	(133,992,675)

Total liabilities, mandatorily redeemable preferred stock and stockholders' equity	$28,790,117	$8,171,229	$36,961,346

** The Debtors have traditionally prepared their financial information on a consolidated basis. The foregoing schedule has been prepared at the request of the US Trustee's Office. There are certain estimates and assumptions made in preparing the allocation of expenditures between the Debtors that, although considered to be reasonable, may or may not prove to be accurate. Neither the Debtors nor any other person makes any representation or warranty as to the accuracy of such estimates/assumptions.

** Nothing herein is intended as an admission as to the nature of any debt including, but not limited to, whether an obligation is a lease or secured transaction

In re:	Network Access Solutions	Case No.	02-11611

	Debtor	Reporting Period:	Oct-02

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
FEDERAL
Withholding (Employee)	0.00	120,852.82	120,852.82			0.00
FICA — Employee	0.00	41,620.64	41,620.64			0.00
FICA — Employer	0.00	41,620.54	41,620.54			0.00
Unemployment	0.00	78.96	78.96			0.00
Income (Company)	0.00	0.00	0.00			0.00
Other — FUSF	475,513.30	161,541.31	80,000.00			557,054.61

Total Federal Taxes	475,513.30	365,714.27	284,172.96			557,054.61

STATE AND LOCAL
Withholding (Employee)	0.00	36,600.24	36,600.24			0.00
Sales	46,241.32	57,904.21	44,576.24			59,569.29
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	84.47	84.47			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	246,726.53	61,000.00	0.00			307,726.53
Other —	0.00	0.00	0.00			0.00

Total State & Local	292,967.85	155,588.92	81,260.95			367,295.82

TOTAL TAXES	768,481.15	521,303.19	365,433.91			924,350.43

SUMMARY OF POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable		80,993.90	0.00	0.00	0.00	80,993.90
Wages Payable		0.00	0.00	0.00	0.00	0.00
Taxes Payable		155,869.28	267,887.24	278,330.83	222,263.08	924,350.43
Rent/Leases — Building		0.00	0.00	0.00	0.00	0.00
Rent/Leases — Equipment		0.00	0.00	0.00	0.00	0.00
Secured Debt / Adequate Protection Payments		0.00	0.00	0.00	0.00	0.00
Professional Fees		0.00	0.00	0.00	0.00	0.00
Amounts Due to Insiders		0.00	0.00	0.00	0.00	0.00
Intercompany with NASOP		0.00	0.00	0.00	0.00	0.00
Other —		0.00	0.00	0.00	0.00	0.00

Total Postpetition Debts	0.00	236,863.18	267,887.24	278,330.83	222,263.08	1,005,344.33

Explain how and when the Debtor intends to pay any past-due postpetition debts.

For Sales Tax, amounts accrued for October were paid in November, or will be paid at their applicable period-ending due date. The Personal Property Tax amount will be paid at it's applicable due date. The Accounts Payable amount is due to a timing issue, the outstanding amounts will be paid during the month of November 2002.

FORM MOR-4 (9/99)

In re:	NASOP	Case No.	02-11612

	Debtor	Reporting Period:	Oct-02

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
FEDERAL
Withholding (Employee)	0.00	0.00	0.00			0.00
FICA — Employee	0.00	0.00	0.00			0.00
FICA — Employer	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Income (Company)	0.00	0.00	0.00			0.00
Other —	0.00	0.00	0.00			0.00

Total Federal Taxes	0.00	0.00	0.00			0.00

STATE AND LOCAL
Withholding (Employee)	0.00	0.00	0.00			0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other —	0.00	0.00	0.00			0.00

Total State & Local	0.00	0.00	0.00			0.00

TOTAL TAXES	0.00	0.00	0.00			0.00

SUMMARY OF POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	0.00	0.00	0.00	0.00	0.00	0.00
Wages Payable	0.00	0.00	0.00	0.00	0.00	0.00
Taxes Payable	0.00	0.00	0.00	0.00	0.00	0.00
Rent/Leases — Building	0.00	0.00	0.00	0.00	0.00	0.00
Rent/Leases — Equipment	0.00	0.00	0.00	0.00	0.00	0.00
Secured Debt / Adequate Protection Payments	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees	0.00	0.00	0.00	0.00	0.00	0.00
Amounts Due to Insiders	0.00	0.00	0.00	0.00	0.00	0.00
Intercompany with NAS	0.00	888,244.00	0.00	0.00	0.00	888,244.00
Other —	0.00	0.00	0.00	0.00	0.00	0.00

Total Postpetition Debts	0.00	888,244.00	0.00	0.00	0.00	888,244.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

FORM MOR-4 (9/99)

NETWORK ACCESS SOLUTIONS CORPORATION AND NASOP, INC.

October 2002

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Network Access Solutions Corporation
		NASOP, Inc.
Accounts Receivable Reconciliation
	Amount	Amount
Total Accounts Receivable at the begininning of the reporting period	5,723,961	5,435,813
+ Amounts billed during the period	2,306,836	782,651
-Amounts collected during the period	(2,861,140)	(1,079,305)
Total Accounts Receivable at the end of the reporting period	5,169,657	5,139,159
Accounts Receivable Aging	Amount	Amount
0—30 days old	1,440,871	762,635
31—60 days old	675,055	434,213
61—90 days old	620,678	40,472
91+ days old	2,433,053	3,901,837
Total Accounts Receivable	5,169,657	5,139,157
Amount considered uncollectible (Bad Debt & Revenue Reserves)	(1,909,477)	(2,984,968)
Accounts Receivable (Net)	3,260,180	2,154,190

DEBTOR QUESTIONAIRE

Must be completed each month	YES	NO	YES	NO
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X		X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X		X

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  EXHIBIT 99.8